UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8985

Citigroup Investments Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Citigroup

Investments

Corporate

Loan Fund Inc.

Semi-Annual Report March 31, 2005	Ticker Symbol: TLI

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i growth was 3.8% in the fourth quarter. On April 28, after the reporting period ended, the first quarter 2005 GDP growth estimate came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following three rate hikes from June through September 2004, the Fed again increased its target for the federal funds rateiii by 0.25% increments four times during the reporting period. This brought the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future. This subsequently caused longer-term interest rates to rise sharply.

For the six months ended March 31, 2005, the Citigroup Investments Corporate Loan Fund Inc. returned -4.69%, based on its New York Stock Exchange (“NYSE”) market price and 3.55% based on its net asset value (“NAV”)iv per share. In comparison, the Lipper Loan Participation Closed-End Funds Category Averagev was 3.15%. Please note that Lipper performance returns are based on each Fund’s NAV per share.

During this six-month period, the Fund distributed dividends to shareholders totaling $0.3350 per share. The performance table shows the Fund’s 30-day

Citigroup Investments Corporate Loan Fund Inc.

SEC yield as well as its six-month total return based on its NAV and market price as of March 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE

AS OF MARCH 31, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return

$14.45 (NAV)	6.27%	3.55%

$13.57 (Market Price)	6.68%	-4.69%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figures reflect the dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of March 31, 2005 and are subject to change.

Special Shareholder Notice

Since the inception of this Fund, shareholders have been receiving printed reports on a quarterly basis. Because there are a number of sources that provide important information about the Fund on a timely basis, and because of the expense to the Fund of printing and mailing shareholder reports quarterly, in the future shareholders will only receive full shareholder reports semi-annually, after the end of the first six months of the Fund’s fiscal year and then after the end of the fiscal year. These reports will continue to provide a complete portfolio of holdings as of the end of each period and letters from the Fund’s portfolio managers about the Fund’s performance during the period as well as detailed financial information.

There are a number of sources from which you can obtain current information about the Fund. The Citigroup Asset Management website, www.citigroupam.com, includes detailed information about the Fund that is updated daily and provides a link to the Fund’s shareholder reports and press releases. The Fund issues a press release each month that summarizes its portfolio allocation and other portfolio characteristics that is accessible on the website. The Fund files complete portfolios of holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q; these reports can be found on the SEC’s website, www.sec.gov. If you have questions about the Fund please call our investor relations number, 1-888-735-6507.

2005 Semi-Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XTLIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Citigroup Investments Corporate Loan Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 46 funds in the Fund’s Lipper category, and excluding sales charges.

2005 Semi-Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 27. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-800-331-1710.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (unaudited)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

SENIOR COLLATERALIZED LOANS — 98.7%
Aerospace/Defense — 1.6%
$ 688,803	Anteon Corp.	Term	4.600%	12/31/10	$698,490
1,384,993	CACI International, Inc.	Term	4.960	5/3/11	1,404,902
666,667	DynCorp. International	Term	6.063	2/11/11	675,000
563,704	Standard Aero Holdings Inc.	Term B	5.280 to 5.350	8/20/12	572,688
192,212	TransDigm Holding Corp.	Term C	4.935	7/22/10	195,485

					3,546,565

Automotive — 1.9%
1,257,600	Dura Operating Corp.	Term C	5.350	12/31/08	1,270,176
1,799,182	The Goodyear Tire & Rubber Co.	L/C Facility	9.250	9/30/07	1,818,073
456,522	Keystone Automotive Industries, Inc.	Term B	5.460 to 7.500	10/30/09	462,799
750,000	RJ Tower Corp.	Term B	6.188	2/2/07	768,594

					4,319,642

Beverage and Tobacco — 1.4%
1,389,376	Commonwealth Brands, Inc.	Term B	6.188	8/28/07	1,411,953
1,661,667	Constellation Brands, Inc.	Term B	4.563 to 5.188	11/30/11	1,690,053

					3,102,006

Broadcast Radio and Television — 3.9%
1,859,829	Canwest Media Inc.	Term E	5.044	8/15/09	1,888,889
694,750	Cumulus Media Inc.	Term E	4.500	3/28/10	706,040
976,478	Freedom Communications, Inc.	Term B	4.590 to 4.600	5/18/12	994,299
151,974	Lamar Media Corp.	Term A	3.938 to 4.250	6/30/09	153,113
1,219,167	Lamar Media Corp.	Term D	4.500 to 4.563	6/30/10	1,235,358
1,306,957	Sun Media Corp.	Term B	4.730	2/7/09	1,328,466
2,428,414	Susquehanna Media Co.	Term B	4.850 to 5.250	3/31/12	2,473,947

					8,780,112

Building and Development — 9.6%
598,500	Contech Construction Products, Inc.	Term B	5.250 to 7.250	12/7/10	610,096
2,993,273	General Growth Properties, Inc.	Term B	5.100	11/12/08	3,047,185
1,656,675	Hanley-Wood, Inc.	Term B	5.530 to 5.850	9/21/07	1,673,242
349,910	Juno Lighting, Inc.	2nd Lien	8.350	5/21/11	358,220
1,114,000	Lake Las Vegas Resort	Term	5.280 to 5.500	11/1/09	1,133,959
1,419,724	Landsource Communities Development, LLC	Term B	5.375	3/31/10	1,440,577
250,000	Maguire Properties	Term B	6.500	3/15/10	253,750
3,637,319	Masonite International Corp.	Term C	7.500	8/31/08	3,643,571
1,727,950	Masonite International Corp.	Term C2	7.000	8/31/08	1,731,731
233,460	NCI Building Systems, Inc.	Term B	4.750	6/18/10	237,035

See Notes to Financial Statements.

2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Building and Development — 9.6% (continued)
$ 928,428	Nortek, Inc.	Term B	5.090% to 7.000%	8/27/11	$943,513
1,970,149	Panolam Industries International, Inc.	Term	6.125	12/3/10	1,997,239
500,000	Panolam Industries International, Inc.	2nd Lien	10.375	12/9/11	511,875
517,252	Pike Electric Inc.	Term B	5.000	7/1/12	526,466
278,496	Pike Electric Inc.	Term C	5.063	12/10/12	283,020
1,500,000	South Edge, LLC	Term C	4.688	10/31/09	1,517,813
2,230,937	Trussway Holdings, Inc.	Term	11.000 to 11.250	12/31/06	1,907,451

					21,816,743

Business Equipment and Services — 2.2%
495,000	Alliance Laundry Holdings LLC	Term	4.970	1/27/12	501,394
962,269	Buhrmann U.S., Inc.	Term C1	5.088 to 5.223	12/31/10	983,319
446,519	Coinstar, Inc.	Term	4.840	7/7/11	454,891
450,291	Global Cash Access, LLC	Term	5.600	3/10/10	458,171
633,334	MAXIM Crane Works	Term	5.625 to 5.813	1/25/10	646,792
711,687	Verifone Inc.	Term	5.230	6/30/11	717,914
1,250,000	Verifone Inc.	2nd Lien	8.730	12/31/11	1,288,281

					5,050,762

Cable and Satellite Television — 3.6%
1,659,647	Bragg Communications, Inc.	Term B	5.390	8/31/11	1,687,654
2,500,000	Century Cable Holdings LLC	Term B	7.750	12/31/09	2,493,750
3,950,000	Insight Midwest LLC	Term B	5.750	12/31/09	4,030,236

					8,211,640

Chemicals/Plastics — 5.5%
2,763,796	Celanese	Term	5.625	4/6/10	2,824,829
1,252,012	Hercules Inc.	Term B	3.966 to 4.843	10/8/10	1,270,402
2,000,000	Huntsman LLC	Term B	5.880	3/31/10	2,038,250
500,000	The Mosaic Company	Term B	4.313 to 4.625	2/21/12	506,354
345,886	Polypore, Inc.	Term B	5.350	11/12/11	350,642
666,667	PQ Corp.	Term B	4.750	2/11/12	678,542
912,390	Resolution Specialty Materials LLC	Term	5.563	8/2/10	924,935
2,750,000	Rockwood Specialties Group Inc.	Term D	4.950	7/30/11	2,810,893
1,058,397	Unifrax Corp.	Term	5.125	3/29/12	1,076,919
34,000	Westlake Chemical Corp.	Term B	5.100 to 7.000	7/30/10	34,446

					12,516,212

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Clothing/Textiles — 0.6%
$1,320,000	Knoll, Inc.	Term	5.750% to 7.750%	9/29/11	$1,337,325
118,745	St. John Knits International, Inc.	Term B	5.563	3/18/12	120,452

					1,457,777

Conglomerates — 0.8%
666,668	Gentek, Inc.	Term	5.660 to 6.010	2/25/11	675,835
333,334	Gentek, Inc.	2nd Lien	8.560	1/1/25	336,112
859,275	TriMas Corp.	Term B	6.188	12/31/09	873,596

					1,885,543

Containers and Glass Products — 2.9%
3,650,194	Graphic Packaging Corp.	Term C	5.060 to 5.880	6/30/10	3,719,091
1,278,213	Kerr Group, Inc.	Term	6.600	8/13/10	1,295,788
1,466,210	Printpack Holdings Inc.	Term C	5.125	3/31/09	1,490,952

					6,505,831

Cosmetics/Tolietries — 0.2%
500,000	Burt's Bees, Inc.	Term	5.525 to 7.500	3/24/11	507,500

Drugs — 1.3%
2,584,914	Leiner Health Products Group, Inc.	Term B	6.100 to 6.380	5/27/11	2,633,381
308,847	NBTY, Inc.	Term C	4.875	3/15/07	311,936

					2,945,317

Ecological Services and Equipment — 2.7%
3,136,000	Casella Waste Systems, Inc.	Term	5.625 to 5.688	1/25/10	3,172,263
1,997,443	IESI Corp.	Term	4.680 to 4.848	1/14/12	2,029,901
841,837	National Waterworks, Inc.	Term C	5.600	11/22/09	856,569

					6,058,733

Electronics/Electric — 1.8%
3,520,000	Amphenol Corp.	Term B	4.270 to 4.450	5/6/10	3,572,800
518,431	Bridge Information Systems, Inc. (d)	Multi-Draw	0.000	6/30/06	23,329
961,476	Bridge Information Systems, Inc. (d)	Term B	0.000	6/30/06	43,267
545,413	Fairchild Semiconductor Corp.	Term B	4.688	12/31/10	554,276

					4,193,672

Equipment Leasing — 0.2%
397,542	Kinetic Concepts, Inc.	Term B2	4.850	8/11/10	403,008

Farming/Agriculture — 0.5%
1,002,106	AGCO Corp.	Term	4.820 to 4.843	12/12/08	1,019,956

See Notes to Financial Statements.

2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)

Food/Drug Retailers — 1.6%
$ 669,108	General Nutrition Centers Inc.	Term	5.850% to 5.870%	12/5/09	$679,145
2,938,240	Jean Coutu Group Inc.	Term B	5.000	7/30/11	2,999,990

					3,679,135

Food Products — 2.3%
1,618,632	American Seafoods Group LLC	Term B	6.340	3/31/09	1,644,430
384,702	Atkins Nutritionals, Inc.	Term	11.750	10/29/09	269,772
137,785	Atkins Nutritionals, Inc.	2nd Lien	14.250	10/29/09	25,835
224,763	Del Monte Corp.	Term	4.270	2/8/11	228,556
783,924	Keystone Foods Holdings LLC	Term	4.938 to 5.375	6/16/11	795,193
919,293	Michael Foods, Inc.	Term B	4.841 to 7.000	11/21/10	936,817
233,061	Osi Foods GMBH & Co. KG	Term B	5.343	9/2/11	236,703
524,387	Osi Group, LLC	Term B	5.343	9/2/11	532,581
291,326	Osi-Holland Finance B.V.	Term B	5.343	9/2/11	295,878
295,500	Reddy Ice Group Inc.	Term	5.350	8/17/09	297,255
49,250	Reddy Ice Group Inc.	Term B	5.350	8/14/09	49,542

					5,312,562

Food Services — 1.9%
2,217,899	Buffets, Inc.	Term	6.266	6/28/09	2,236,381
714,249	Buffets, Inc.	L/C Facility	5.375	6/28/09	720,201
879,337	Dr. Pepper Bottling Co. of Texas, Inc.	Term	4.470 to 7.000	12/19/10	897,611
344,475	Jack In The Box, Inc.	Term B	4.010 to 4.850	1/9/11	350,073

					4,204,266

Forest Products — 1.8%
1,077,787	Boise Cascade Corp.	Term B	5.125	10/29/11	1,099,343
261,990	Smurfit-Stone Container Corp.	L/C Facility	4.664	11/1/10	267,271
2,093,760	Smurfit-Stone Container Corp.	Term B	4.688 to 4.938	11/1/11	2,135,853
644,250	Smurfit-Stone Container Corp.	Term C	4.750 to 4.938	11/1/11	657,376

					4,159,843

Healthcare — 5.3%
278,666	Advanced Medical Optics, Inc.	Term B	4.840 to 4.970	6/25/09	283,368
586,948	Alderwoods Group, Inc.	Term B2	4.540 to 5.296	9/29/09	596,486
276,946	AMN Healthcare Inc.	Term B	6.100	10/2/08	280,235
1,875,000	Colgate Medical, Ltd.	Term B	5.090 to 5.100	12/30/08	1,903,712

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)
Healthcare — 5.3% (continued)
$3,197,567	Community Health Systems Inc.	Term B	4.640%	8/19/11	$3,246,956
397,953	Conmed Corp.	Term C	5.010 to 5.100	12/15/09	402,928
600,000	The Cooper Companies, Inc.	Term B	4.563	1/6/12	608,625
987,500	Encore Medical IHC, Inc.	Term	5.770	10/4/10	1,004,164
1,556,051	Hanger Orthopedic Group, Inc.	Term B	6.593	9/30/09	1,573,557
106,250	HEALTHSOUTH Corp.	L/C Facility	5.600	6/14/07	107,362
393,750	HEALTHSOUTH Corp.	Term	5.350	6/14/07	397,565
667,585	Multiplan, Inc.	Term	5.850	3/4/09	675,095
854,375	Rotech Healthcare Inc.	Term B	6.100	3/31/08	863,809

					11,943,862

Home Furnishings — 2.3%
997,500	Oreck Corp.	Term B	5.850	1/27/12	1,016,826
1,116,112	Sealy Mattress Co.	Term C	4.660 to 4.910	4/6/12	1,139,364
268,827	Sealy Mattress Co.	Sr.-Unsec. TL	7.190	4/5/13	278,908
274,076	Simmons Co.	Term	7.000	6/19/12	280,500
1,421,315	Simmons Co.	Term C	4.750 to 7.250	12/19/11	1,447,965
982,500	Tempur-Pedic International Inc.	Term B	5.343	6/30/09	991,711

					5,155,274

Hotels/Motels/Inns and Casinos — 7.1%
2,551,832	Alliance Gaming Corp.	Term	5.650	9/4/09	2,567,781
997,475	Ameristar Casinos, Inc.	Term	5.063	12/20/06	1,014,307
1,705,277	Ameristar Casinos, Inc.	Term B1	5.063	12/20/06	1,734,054
846,521	Boyd Gaming Corp.	Term B	4.530 to 5.130	6/30/11	859,351
1,027,174	Choctaw Resort Development Enterprise	Term	5.343 to 5.630	11/14/11	1,045,791
1,643,383	Greektown Casino, LLC	Term D	6.250 to 6.593	12/31/05	1,653,654
270,275	Green Valley Ranch Gaming, LLC	Term	5.101	12/24/10	273,991
1,571,931	Isle of Capri Casinos BlackHawk, LLC	Term C	5.610 to 6.100	12/31/07	1,595,020
425,574	Penn National Gaming, Inc.	Term D	5.350 to 5.590	9/1/07	427,702
347,354	Pinnacle Entertainment, Inc.	Term B	5.850	8/27/10	353,649
2,487,179	Venetian Casino Resorts LLC	Term	4.810	2/22/11	2,521,067

See Notes to Financial Statements.

2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)
Hotels/Motels/Inns and Casinos — 7.1% (continued)
$1,271,446	Wyndham International, Inc.	Term I	7.563%	6/30/06	$1,277,141
678,304	Wyndham International, Inc.	Term II	8.563	4/1/06	680,763

					16,004,271

Industrial Equipment — 2.8%
510,914	Douglas Dynamics, LLC	Term B	5.020	12/16/10	514,746
999,082	Enersys, Inc.	Term	4.540 to 5.300	3/17/11	1,018,128
629,059	Flowserve Corp.	Term C	5.688 to 5.875	6/30/09	641,247
498,750	Goodman Global Holdings, Inc.	Term B	5.125	12/23/11	507,946
749,231	Norcross Safety Products LLC	Term B	5.843 to 8.250	3/20/09	758,831
2,054,292	SPX Corp.	Term B1	5.125	9/30/09	2,066,875
750,000	Universal Compression Holdings, Inc.	Term B	4.850	2/15/12	761,836

					6,269,609

Insurance — 1.9%
1,733,333	Fidelity National Financial, Inc.	Term B	4.510	3/9/13	1,741,567
2,493,750	Hilb, Rogal & Hobbs Co.	Term	5.375	12/15/11	2,538,171

					4,279,738

Leisure — 5.3%
610,594	Detroit Red Wings, Inc.	Term	5.843	8/30/06	613,265
2,631,396	Metro-Goldwyn-Mayer Studios, Inc.	Term B	5.350	4/30/11	2,637,564
4,012,463	Regal Cinemas, Inc.	Term	5.093	11/10/10	4,086,978
1,496,250	Universal City Development Partners, L.P.	Term B	4.660 to 5.100	5/1/10	1,522,434
3,080,293	Warner Music Group	Term B	4.720 to 5.370	2/28/11	3,108,851

					11,969,092

Non-Ferrous Metals/Minerals — 0.9%
184,105	Compass Minerals Group, Inc.	Term	5.460 to 5.873	11/28/09	186,751
897,750	International Coal Group, LLC	Term B	5.360	10/1/10	913,461
375,000	Trout Coal Holdings, LLC	Term	7.250	3/23/11	379,805
533,500	Visant Corp.	Term C	5.190	10/4/11	542,781

					2,022,798

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)
Oil and Gas — 3.1%
$1,125,000	Alon USA, Inc.	Term	10.000%	12/12/08	$1,158,750
1,314,165	Dresser Inc.	Term C	5.600	4/10/09	1,342,092
333,334	Hawkeye Renewables, LLC	Term	6.005	1/31/12	333,334
360,391	Lyondell-Citgo Refining, L.P.	Term B	4.591	5/21/07	366,022
118,190	Quest Cherokee, LLC	L/C Facility	7.345	12/31/08	118,781
986,693	Quest Cherokee, LLC	Term B	7.700 to 7.850	7/8/10	991,627
897,750	Regency Gas Services LLC	Term	5.530 to 5.850	5/30/10	917,949
300,000	Regency Gas Services LLC	2nd Lien	8.780	11/30/10	308,250
1,495,750	Tesoro Petroleum Corp.	Term B	8.310	4/15/08	1,526,833

					7,063,638

Publishing — 5.8%
1,750,000	Advertising Directory Solutions	Term	4.850	11/9/11	1,756,745
748,125	Advertising Directory Solutions	2nd Lien	6.600	5/9/12	766,438
3,982,728	American Media Operation Inc.	Term C	5.313	4/1/07	4,049,937
915,567	American Media Operation Inc.	Term C1	5.313	4/1/07	931,018
1,893,219	Dex Media East LLC	Term B	4.520 to 5.050	5/8/09	1,927,042
3,069,761	Dex Media West LLC	Term B	4.480 to 5.050	3/9/10	3,123,801
643,171	The Reader’s Digest Association, Inc.	Term B	4.550	5/20/08	654,025

					13,209,006

Rail Industries — 0.5%
1,147,256	RailAmerica, Inc.	Term B	4.875	9/29/11	1,170,680

Retailers — 2.0%
422,516	Alimentation Couche- Tard, Inc.	Term	4.625	12/17/10	429,118
1,977,789	CSK Auto, Inc.	Term C	4.850	8/10/10	2,000,039
2,181,560	TravelCenters of America, Inc.	Term	4.380 to 4.900	11/14/08	2,207,466

					4,636,623

Steel — 2.1%
2,892,750	International Mills	Term	5.080	12/31/10	2,939,757
875,000	International Mills	2nd Lien	8.600	10/26/11	890,313
947,492	The Techs	Term B	5.350	1/14/10	952,229

					4,782,299

Telecommunications/Cellular Communications — 7.0%
1,125,000	Alaska Communications Systems, Inc.	Term B	5.093	1/31/12	1,144,160

See Notes to Financial Statements.

2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	LOAN TYPE	INTEREST RATE(a)	STATED MATURITY(b)	VALUE(c)
Telecommunications/Cellular Communications — 7.0% (continued)
$ 925,157	Block Communications Inc.	Term B	5.350%	5/15/10	$933,830
2,069,100	Centennial Cellular Operating Co.	Term	4.880 to 5.630	2/9/11	2,109,027
3,000,000	FairPoint Communications, Inc.	Term B	4.938 to 5.438	2/8/12	3,048,750
1,500,000	Iowa Telecommunication Services Inc.	Term B	4.970 to 5.100	11/30/11	1,523,750
242,143	Metrocall Holdings, Inc.	Term	5.330	11/16/06	243,959
665,000	NTELOS, Inc.	Term	5.350	8/25/11	671,096
166,667	NTELOS, Inc.	2nd Lien	7.850	2/25/12	170,209
3,050,000	Qwest Corp.	Term A	7.390	6/30/07	3,159,849
524,630	SBA Senior Finance, Inc.	Term C	5.100 to 7.500	10/31/08	534,466
248,333	VALOR Telecom	Term B	4.850 to 6.750	2/14/12	252,369
2,120,025	Western Wireless Corp.	Term B	5.570 to 5.850	5/31/11	2,135,041

					15,926,506

Utilities — 4.3%
3,000,000	Calpine Generating Co. LLC	Term	6.030	3/23/09	3,084,999
1,000,000	Centerpoint Energy Houston Electric, LLC	Term	12.750	11/12/05	1,068,750
750,000	KGen LLC	Term A	5.635	8/1/11	755,625
820,312	NRG Energy, Inc.	L/C Facility	2.993	12/24/11	834,053
1,052,051	NRG Energy, Inc.	Term	4.968 to 5.255	12/24/11	1,069,673
3,000,000	Reliant Energy Resources Corp.	Term B	5.225 to 6.089	4/30/10	3,040,446

					9,853,546

	TOTAL SENIOR COLLATERALIZED LOANS (Cost — $222,368,453)				223,963,767

SHARES	SECURITY				VALUE
Common Stock — 0.1%
17,356	Gentek, Inc. (e) (Cost — $607,460)				286,287

WARRANTS	SECURITY				VALUE
Warrants (e) — 0.0%
19	Gentek, Inc., Expire 10/31/08 (f)				119
9	Gentek, Inc., Expire 10/31/10 (f)				49

	TOTAL WARRANTS (Cost — $0)				168

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Schedule of Investments (unaudited) (continued)	March 31, 2005

FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 1.2%
Commercial Paper — 1.2%
$2,742,000	UBS Finance Delaware LLC, 2.830% due 4/1/05 (Cost — $2,742,000)	$2,742,000

	TOTAL INVESTMENTS — 100.0% (Cost — $225,717,913*)	$226,992,222

(a)	Interest rates represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity dates represent the latest maturity dates.
(c)	Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
(d)	Security is currently in default.
(e)	Non-income producing security.
(f)	Security is valued in good faith by or under the direction of the Board of Directors.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in the schedule:
Term	—	Term Loan typically with a 1st Lien on specified assets
2nd Lien	—	Subordinate Loan to 1st Lien
L/C Facility	—	Letter of Credit Facility
Multi-Draw	—	Multi-Draw Term Loan
Sr. - Unsec. TL	—	Senior Unsecured Term Loan

Certain term loans have different letter designations which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	March 31, 2005

ASSETS:
Investments, at value (Cost — $225,717,913)	$226,992,222
Interest receivable	1,393,045
Receivable for securities sold	863,671
Prepaid expenses	69,590

Total Assets	229,318,528

LIABILITIES:
Due to custodian	932,107
Management fee payable	206,137
Dividends payable to Auction Rate Cumulative Preferred Stockholders	88,279
Transfer agency services payable	17,560
Directors’ fees payable	5,750
Accrued expenses	79,718

Total Liabilities	1,329,551

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share per Series) (Note 5)	85,000,000

Total Net Assets	$142,988,977

NET ASSETS:
Par value of capital shares	$9,893
Capital paid in excess of par value	146,498,276
Undistributed net investment income	633,809
Accumulated net realized loss from investment transactions	(5,427,310)
Net unrealized appreciation of investments	1,274,309

Total Net Assets
(Equivalent to $14.45 per share on 9,892,850 capital shares of $0.001 par value outstanding; 50,000,000 common shares authorized)	$142,988,977

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Statement of Operations (unaudited)

For the Six Months Ended March 31, 2005

INVESTMENT INCOME:
Interest	$5,932,231
Dividend	659,528

Total Investment Income	6,591,759

EXPENSES:
Management fee (Note 2)	1,209,783
Auction participation fees (Note 5)	107,405
Interest expense (Note 4)	72,795
Audit and legal	63,759
Shareholder communications	56,131
Transfer agency services	34,362
Directors’ fees	27,374
Commitment fees (Note 4)	18,699
Custody	14,215
Stock exchange listing fees	10,670
Auction agency fees	7,977
Rating agency fees	5,734
Excise tax	5,382
Other	6,217

Total Expenses	1,640,503

Net Investment Income	4,951,256

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Net Realized Gain From Investment Transactions	524,993
Net Change in Unrealized Appreciation/Depreciation of Investments	482,877

Net Gain on Investments	1,007,870

Dividends Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(1,014,301)

Increase in Net Assets From Operations	$4,944,825

See Notes to Financial Statements.

2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2005 (unaudited)

and the Year Ended September 30, 2004

	2005	2004
OPERATIONS:
Net investment income	$4,951,256	$7,186,760
Net realized gain	524,993	35,309
Net change in unrealized appreciation/depreciation	482,877	4,135,987
Dividends paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,014,301)	(1,133,931)

Increase in Net Assets From Operations	4,944,825	10,224,125

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,313,215)	(6,667,271)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(3,313,215)	(6,667,271)

FUND SHARE TRANSACTIONS (NOTE 6):
Net asset value of shares issued for reinvestment of distributions	138,242	1,186,590

Increase in Net Assets From Fund Share Transactions	138,242	1,186,590

Increase in Net Assets	1,769,852	4,743,444
NET ASSETS:
Beginning of period	141,219,125	136,475,681

End of period*	$142,988,977	$141,219,125

* Includes undistributed net investment income of:	$633,809	$10,069

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc.

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended September 30, unless otherwise noted:

	2005(1)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.29		$13.93	$13.24	$14.15	$15.14	$15.19

Income (Loss) From Operations:
Net investment income	0.50		0.73	0.75	0.90	1.22	1.40
Net realized and unrealized gain (loss)	0.10		0.42	0.81	(0.79)	(0.93)	0.02
Dividends Paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.10)		(0.11)	(0.12)	(0.09)	—	—

Total Income From Operations	0.50		1.04	1.44	0.02	0.29	1.42

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	—	(0.12)	—	—

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.34)		(0.68)	(0.75)	(0.81)	(1.26)	(1.44)
Net realized gains	—		—	—	—	(0.02)	(0.03)

Total Distributions	(0.34)		(0.68)	(0.75)	(0.81)	(1.28)	(1.47)

Net Asset Value, End of Period	$14.45		$14.29	$13.93	$13.24	$14.15	$15.14

Total Return, Based on Market Value	(4.69	)%‡	5.79%	29.61%	(1.67)%	(4.33)%	13.35%

Total Return, Based on Net Asset Value	3.55	%‡	7.55%	11.64%	(0.30)%	2.44%	10.55%

Net Assets, End of Period (millions)	$143		$141	$136	$130	$138	$148

Ratios to Average Net Assets(2):
Expenses	2.31	%†	2.25%	2.40%	2.63%	4.57%	4.74%
Net investment income	6.98	†	5.14	5.62	6.48	8.31	9.20

Portfolio Turnover Rate	53%		110%	55%	57%	23%	59%

Market Value, End of Period	$13.57		$14.58	$14.45	$11.83	$12.82	$14.6875

Auction Rate Cumulative Preferred Stock(3):
Total Amount Outstanding (000s)	$85,000		$85,000	$85,000	$85,000	—	—
Asset Coverage Per Share	67,056		66,535	65,140	63,105	—	—
Involuntary Liquidating Preference Per Share(4)	25,000		25,000	25,000	25,000	—	—
Average Market Value Per Share(4)	25,000		25,000	25,000	25,000	—	—

(1)	For the six months ended March 31, 2005 (unaudited).
(2)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share.
(4)	Excludes accrued or accumulated dividends.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), the Fund’s investment adviser, with the assistance of the Travelers Asset Management International Company LLC (“TAMIC”), another indirect wholly-owned subsidiary of Citigroup, the subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (unaudited) (continued)

premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The holders of Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of monies legally available to shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities and (2) the aggregate liquidation value (i.e. $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required for the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Management Agreement and Other Transactions with Affiliates

SBFM acts as investment adviser to the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

SBFM has entered into a sub-investment advisory agreement with TAMIC. Pursuant to the sub-investment advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund’s average daily net assets for the services TAMIC provides as sub-adviser. For purposes of calculating the sub-advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$128,289,459

Sales	118,689,470

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,548,440
Gross unrealized depreciation	(2,274,131)

Net unrealized appreciation	$1,274,309

4.	Commitments

The Fund has a three-year revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. This agreement terminates on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the three-year revolving credit agreement. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2005 was $56,176. At March 31, 2005 the Fund did not have any borrowings outstanding per this credit agreement.

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (unaudited) (continued)

5.	Auction Rate Cumulative Preferred Stock

As of March 31, 2005, the Fund has 3,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.90% to 3.25% during the six months ended March 31, 2005. At March 31, 2005, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	3.25%	2.99%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2005, CGM earned $107,405 as a participating broker/dealer.

6.	Capital Shares

Capital stock transactions were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	9,635	$138,242	83,041	$1,186,590

2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On September 30, 2004, the Fund had a net capital loss carryforward of approximately $5,499,827, of which $43,917 expires in 2009, $224,102 expires in 2010, $221,575 expires in 2011 and $5,010,233 expires in 2012. This amount will be available to offset any future taxable capital gains.

8.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of

Citigroup Investments Corporate Loan Fund Inc.

Notes to Financial Statements (unaudited) (continued)

$80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

9.	Shareholder Information

On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. (“MetLife”) to sell Citigroup’s life insurance and annuity businesses (“Travelers Life & Annuity”) to MetLife. As part of this transaction, TAMIC currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the sub-investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

10.	Subsequent Event

In connection with the MetLife transaction, at a meeting held on April 6, 2005, the Fund’s Board of Directors voted to approve, and recommend to

2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

shareholders, a new sub-investment advisory agreement among the Fund, the Fund’s manager, SBFM, and Citigroup Alternative Investments LLC (“CAI”), the proposed new sub-investment adviser. CAI is a wholly-owned subsidiary of Citigroup Alternative Investments Inc. which is a wholly-owned subsidiary of Citigroup.

On or about April 25, 2005 a proxy statement was mailed, on behalf of the Fund’s Board of Directors, to the Fund’s shareholders soliciting them to approve the proposed sub-investment advisory agreement with CAI at a special meeting of shareholders to be held on May 31, 2005.

The proposed sub-investment advisory agreement with CAI contains identical provisions as, and does not differ from, the current sub-investment advisory agreement with TAMIC pursuant to which services are provided to the Fund, except for the identity of the sub-investment adviser and except for the dates of execution, effectiveness and initial term. No increase in the fees paid by shareholders is being proposed. The portfolio management team will remain the same and the sub-investment advisory services provided to the Fund will not change.

Citigroup Investments Corporate Loan Fund Inc.

Additional Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Citigroup Investments Corporate Loan Fund Inc. was held on January 28, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1.	Election of Directors

Nominee	Common Shares	Preferred Shares Series A and B	Total

Robert A. Frankel
For	7,572,413.638	3,165	7,575,578.638
Withheld	86,497.000	12	86,509.000

George M. Pavia
For	7,568,419.638	3,165	7,571,584.638
Withheld	90,491.000	12	90,503.000

2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Inc. (“Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

Citigroup Investments Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by telephone at 1-800-331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-735-6507, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is intended only for the shareholders of Citigroup Investments Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Citigroup Investments Corporate Loan Fund Inc.

Directors

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R.Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

Officers

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and
Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Andrew Beagley

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

Investment Adviser

SmithBarney Fund Management LLC

399 Park Avenue

New York, New York 10022

Custodian

StateStreet Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Transfer Agent

PFPCInc.

P.O. Box 43027

Providence, RI 02940-3027

Citigroup Investments

Corporate Loan Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

FD01642 5/05                            05-8532

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

Item 4. Principal Accountant Fees and Services

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM	10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Not applicable.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Citigroup Investments Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Citigroup Investments Corporate Loan Fund Inc.

Date:	June 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Citigroup Investments Corporate Loan Fund Inc.

Date:	June 10, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Citigroup Investments Corporate Loan Fund Inc.

Date:	June 10, 2005